Prospectus supplement	February 11, 2011

Putnam VT International Equity Fund Prospectuses dated April 30, 2010

The sub-section Your fund’s management in the Fund summary or Fund summaries section is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Simon Davis, Head of International Equities, portfolio manager of the fund since 2011

The section Who oversees and manages the fund? or Who oversees and manages the funds? is supplemented to reflect that Simon Davis is now primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Davis managed the fund from 2003 to 2008 and rejoined the fund in 2011. From 2000 to present, he has been employed by Putnam Management, currently as Head of International Equities and previously as Co-Chief Investment Officer, International Core Team, Director of International Equity Team and as a Senior Portfolio Manager.

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